Second Quarter 2013 Results

August 8, 2013

SUCAMPO
The Science of Innovation

Introductions and Forward-Looking Statements



Silvia Taylor

Senior Vice President, Investor Relations, Public Relations and Corporate Communications

SUCAMPO
The Science of Innovation

Agenda

Highlights of the Quarter	Ryuji Ueno, M.D., Ph.D., Ph.D.
Commercial Update	Stanley G. Miele
Pipeline and R&D Update	Taryn Joswick
Financial Performance	Cary J. Claiborne
Closing Remarks	Ryuji Ueno, M.D., Ph.D., Ph.D.

Forward-Looking Statements

This presentation contains "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and involve risks and uncertainties, which may cause results to differ materially from those set forth in the statements. The forward-looking statements may include statements regarding product development, product potential, future financial and operating results, and other statements that are not historical facts. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the impact of pharmaceutical industry regulation and health care legislation; Sucampo's ability to accurately predict future market conditions; dependence on the effectiveness of Sucampo's patents and other protections for innovative products; the risk of new and changing regulation and health policies in the US and internationally and the exposure to litigation and/or regulatory actions.

No forward-looking statement can be guaranteed and actual results may differ materially from those projected. Sucampo undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise. Forward-looking statements in this presentation should be evaluated together with the many uncertainties that affect Sucampo's business, particularly those mentioned in the risk factors and cautionary statements in Sucampo's most recent Form 8-K and 10-K, which Sucampo incorporates by reference.

Q2 2013 Highlights



Ryuji Ueno, M.D., Ph.D., Ph.D.
Chairman, Chief Executive Officer,
Chief Scientific Officer, and Co-founder

SUCAMPO
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AMITIZA® (lubiprostone) Commercial Highlights

United States

- FDA approval for opioid induced constipation (OIC) indication in April
- $10M milestone payment upon commercial launch for OIC received in Q2
- AMITIZA prescriptions in the U.S. continue to grow



Japan

- Revenue from Japanese sales up 49% to ~$3.3M this quarter from Q1
- Abbott DTC disease awareness pilot completed in June



Europe

- Actively marketing in Switzerland
- OIC applications in U.K. and Switzerland progressing
- Continuing to seek NICE endorsement in U.K.



RESCULA® (unoprostone isopropyl) Commercial Highlights

United States

- Launch activities ongoing
- Monthly sales growth
- Positive feedback from prescribing physicians and patients



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Pipeline Highlights

CLINICAL FOCUS — **STAGE OF CLINICAL DEVELOPMENT**

LEAD COMPOUNDS	DISCOVERY	PRECLINICAL	PHASE 1	PHASE 2	PHASE 3
Unoprostone Isopropyl Retinitis Pigmentosa Japan/U.S.*					Began 1Q13
AMITIZA Pediatric Constipation					FPFV 2H13
SPI-3608 PO Spinal Stenosis			Phase 1b 1Q14		
SPI-017 IV Spinal Stenosis				Began 1Q13	
Cobiprostone Oral Mucositis			Phase 1b 4Q13		

■ SUCCESSFULLY COMPLETED ■ PROJECTED START ■ ONGOING

*Co-developing with R-Tech Ueno, Ltd.

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Second Quarter Financial Highlights ($M)

Total Operating Expense YoY


-23%
$19.4
$14.9
Q2-12
Q2-13

Net Income YoY


$6.9M
$6.1
$-0.8
Q2-13
Q2-12

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Financial Guidance

Forecasting approximately break-even in 2013

↓

Profitability in 2014

↓

Considering ways to share profitability with shareholders in future

Commercial Update



Stanley G. Miele

President, Sucampo Pharma Americas, LLC and SVP, Sales and Marketing

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AMITIZA U.S.





OIC Indication Approved in April 2013

- $10M milestone payment received
- Partner Takeda's reps began selling mid-May
  - Targeting several thousand additional physicians
  - Increase in AMITIZA usage among pain specialists and anesthesiologists since OIC launch

Strong AMITIZA YOY Growth

- Q2 net sales increase: +3% YoY to $66.7M
- Q2 TRx growth: ~3% YoY

Increased Awareness and Market Growth

- Prescriptions being pulled from OTC market
- AMITIZA advantage among PCPs and GIs maintained due to safety legacy of >7 years and >7M prescriptions



RESCULA U.S.




RESCULA

Positive Feedback and Significant Progress

- Continuing to target ophthalmologists and optometrists
- Seeing steady and consistent monthly sales growth
- 75% of RESCULA prescribers had a favorable clinical response
  - RESCULA's safety and tolerability profile key
- 90,000 samples distributed

Ongoing Efforts

- Peer-to-peer learning via speaker programs and national and local webinars
- Managed care coverage for Commercial and Part D covered lives
- Continue to generate patient trial

AMITIZA Global Snapshot

Japan

- Japanese sales up 49% to ~$3.3M this quarter vs. Q1
- Over 70% of surveyed doctors will maintain or increase AMITIZA prescriptions[1]
- Top reasons for use of AMITIZA are unique MoA and efficacy
- 2 week limitation to be removed this November

Europe

- Commenced active marketing (CIC) in Switzerland; GIs writing Rxs for CIC
- Regulatory approval for OIC filings in U.K. and Switzerland expected 1H 2014
- MHRA CIC assessment report initiated as part of MRP; will be finalized following OIC approval
- NICE endorsement process in U.K. ongoing

Rest of World

- Potential partnering discussions ongoing for AMITIZA for new indications and new territories including Europe, Asia and emerging markets
  - Anticipate decisions in 2014



See Reference 1

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Pipeline and R&D Update



Taryn Joswick

Vice President, Clinical Development

SUCAMPO
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AMITIZA Clinical Development

P3 pediatric program to initiate in 2013

- Pediatric functional constipation indication
  - Would be first prescription product approved for pediatric patients
- Constipation is one of the most common GI complaints in children[2]
  - WW prevalence estimated to be ~18%[2,3]; in the U.S. alone, close to 13.5M patients (≤17)
  - Up to 50% of constipated children remain constipated long-term[4]
- Two well-controlled pivotal studies with parallel design
  - 1) patients aged 6 mo. to 6 yrs., and 2) patients aged 6-17 yrs. inclusive
- Takeda to fund 70% of developmental costs

Developing new liquid dosage form

- Will provide clinicians with alternative dosing option for AMITIZA
- 100% of development costs to be reimbursed by Takeda

Evaluating potential of AMITIZA for additional LCM opportunities

See References 2-4

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SPI-3608 / SPI-017 for Lumbar Spinal Stenosis

LSS is caused by degenerative change in lumbar spine

- Very common disease observed in growing aged population
- Unmet medical need, as demonstrated by limited treatment options globally



Facet Joints
Spinal Canal
Disk
Normal
Spinal Stenosis

SPI-3608

- Recently completed P1a study indicated that SPI-3608 (PO) is generally well-tolerated across dosing range

SPI-017

- Ongoing P2a trial of SPI-017 (IV)
- Expect to conclude in 4Q 2013

Diagram from American Academy of Orthopaedic Surgeons website: www.orthoinfo.aaos.org

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Cobiprostone for Oral Mucositis

Oral mucositis is a severely painful inflammation of the oral cavity

- Debilitating side effect that can be treatment limiting - i.e. radiation therapy may stop due to symptoms including severe pain, dry mouth, ulceration
- Unmet medical need, as limited prescription treatments are available





Cobiprostone

- P1a trial indicated oral spray formulation is generally well-tolerated
- P1b multiple dose tolerability study in healthy patients to begin Q4 2013

Photos from Silverman - Diagnosis and management of oral mucositis. J Support Oncol 2007; 5 (2 Suppl 1):13-21.

Financial Performance



Cary J. Claiborne
Chief Financial Officer

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Q2 2013 Revenue Highlights ($M)



+62%
$27.0
$16.7
+270%
$11.5
$3.1
+3%
$11.7
$12.0
$3.4
$-
Q2-12
Q2-13
Total Revenues
Q2-12
Q2-13
R&D Revenues
Q2-12
Q2-13
Product Royalty Revenues
Q2-12
Q2-13
Product Sales Revenues

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*Co-promotion, contract and collaboration revenue also are components of revenue.

AMITIZA Net Sales ($M)



+3%
+5%
$65.0
$66.7
$125.7
$131.5
Q2-12
Q2-13
YTD-12
YTD-13

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Condensed Consolidated Statements of Operations (Unaudited)

($M, except EPS)	Q2 2013	Q2 2012	% Change
Revenue	$27.0	$16.7	62%
Cost of goods sold	1.9	0.0	N/A
Expenses:			
R&D expense	4.4	5.2	(16%)
G&A expense	6.0	8.0	(26%)
S& M expense	4.6	6.1	(25%)
Income (loss) from operations	10.2	(2.7)	N/A
Non-operating income (expense), net	0.3	(1.1)	N/A
Tax benefit (provision)	(4.3)	3.0	N/A
Net income (loss)	6.1	(0.8)	N/A
EPS	0.14	(0.02)	N/A

R&D Expense: Higher cost in 2012 associated with phase 3 OIC trial, offset by higher indirect costs such as regulatory fees

G&A Expense: Certain legal matters concluded, reduced expenses via 2013 productivity initiatives and increased pharmacovigilance costs for Japan AMITIZA launch

S&M Expense: No pre-commercialization planning activities for AMITIZA and RESCULA for 2013

SUCAMPO
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Q2 2013 Financial Highlights

Cash position $93.5M as of June 30, 2013

Repurchased 67,762 shares first six months of 2013

- Authorized amount: up to $5M
- One class of common stock
- Offset any dilution resulting from the exercise of stock options in the fiscal year

Future Guidance

- Approximately break-even in 2013
- Profitable in 2014
- In future will consider a return to shareholders of some portion of Sucampo's profitability

Conclusion



Ryuji Ueno, M.D., Ph.D., Ph.D.
Chairman, Chief Executive Officer,
Chief Scientific Officer, and Co-founder

SUCAMPO
The Science of Innovation

2013 Key Value Drivers

AMITIZA	US	✓ Obtain approval of OIC sNDA: Q2 2013 ✓ $10M milestone payment upon commercial launch of OIC
	Global	❑ **Pursue strategic alliances; new AMITIZA indications / territories**
	Japan	✓ **Grow sales in Japan in 2013**
	EU	✓ Submit for regulatory approval of OIC in Switzerland and UK by Q1 2013 ✓ Begin active marketing in Switzerland for CIC ❑ **Use MHRA approval to seek expansion of CIC and OIC indication to other EU markets via MRP** ❑ **Seek NICE endorsement for CIC and OIC, and make AMITIZA available in UK for CIC**
RESCULA	US	✓ Launch: Q1 2013
Pipeline	Lubiprostone	❑ **Achieve FPFV in Pediatric P3 trial in H2 2013**
	Cobiprostone	✓ Complete oral mucositis P1a trial: Q2 2013 ❑ **Initiate P1b trial in oral mucositis: Q4 2013**
	SPI-017	❑ **Complete spinal stenosis P2a trial: Q4 2013**

✓ Completed ❑ In Progress

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Q&A

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References

1. ImpactTrack survey 2013
2. Rajindrajith et al. "Constipation in Children: Novel Insight Into Epidemiology, Pathophysiology and Management." J Neurogastroenterol Motil. 2011. January; 17(1):35–47.
3. Loening-Baucke V. Prevalence rates for constipation and faecal and urinary incontinence. Arch Dis Child. 2007 Jun;92(6):486-9.
4. Staiano A et al. Long-term follow-up of children with chronic idiopathic constipation. Dig Dis Sci. 1994 Mar;39(3):561-4.

SUCAMPO
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